UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 25, 2026

(Date of earliest event reported)

VISTA GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

8310 S VALLEY HWY, suite 300, ENGLEWOOD, colorado 80112

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 25, 2026, Vista Gold Corp. (the “Company”) provided an update to its stockholders regarding its unaudited cash position as at December 31, 2025 and its forecast of expenditures for the 12-months since September 30, 2025, as follows:

The Company has cash of $13.6 million and working capital of $13.1 million as of December 31, 2025. These amounts are an unaudited preliminary amounts based on the best information available to us at the time of this Current Report on Form 8-K and remain subject to customary audit closing procedures. Actual cash and cash equivalents as reported in our audited balance sheet following completion of these procedures may be materially different. Our final results remain subject to customary audit procedures and our other closing procedures or subsequent events. These unaudited preliminary amounts are a forward-looking statements. Our audited financial results as of the twelve months ended December 31, 2025 will not be finalized until after the completion of this offering. These unaudited preliminary amounts do not represent a comprehensive statement of our financial results and should not be viewed as a substitute for the financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). During the course of the preparation of our unaudited financial statements and the notes thereto by management, additional items that require adjustments to the preliminary amounts presented above and the rest of our financial results may be identified. See “Note Regarding Forward-Looking Statements” below and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Estimates and Recent Accounting Pronouncements” in our Quarterly Report on Form 10-Q for the period ended September 30, 2025 as filed with the SEC on November 12, 2025 (the “September 2025 10-Q”).

The Company has updated its forecast of expenditures from the forecast as set forth in its Quarterly Report on Form 10-Q for the period ended September 30, 2025 as filed with the SEC on November 12, 2025. The Company’s current forecast is approximately $8.7 million in recurring expenditures, including $3.7 million for its Mt Todd site management and environmental stewardship activities. Additionally, expenditures of approximately $1.8 million in non-recurring project program costs are forecasted for the ensuing twelve months following September 30, 2025, including upcoming metallurgical evaluations; pre-detailed engineering work recommended in the 2025 FS and water management infrastructure; permit modifications; and ongoing Mt Todd site maintenance costs.

Prospective financial information is necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the prospective financial information and expenditures described above will not materialize or will vary significantly from actual results. Accordingly, the prospective financial information provided above is only an estimate of what management believes is realizable as of the date of this Current Report on Form 8-K, and actual results may differ significantly from the prospective financial information. For further discussion of some of the factors that may cause actual results to vary materially from the information provided above, see “Note Regarding Forward-Looking Statements” below and “Risk Factors” in our latest Annual Report on Form 10-K.

The prospective financial information provided above was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. Such prospective financial information has been prepared by, and is the responsibility of, our management. Davidson & Company LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to such prospective financial information and, accordingly, Davidson & Company LLP does not express an opinion or any other form of assurance with respect thereto.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking-statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and forward-looking information under Canadian securities laws that are intended to be covered by the safe harbor created by such legislation. All statements, other than statements of historical facts, included in this Current Report on Form 8-K, our other filings with the SEC and Canadian securities commissions and in press releases and public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements and forward-looking information, including, but not limited to, such things as those listed below:

Operations

●	Our belief that Mt Todd is a development-stage gold deposit that offers a large gold mineral reserve, development optionality, expansion opportunities, exploration upside, advanced local infrastructure, community support, and demonstrated economic feasibility;
●	the potential for near-term development of a smaller initial project at Mt Todd;
●	our belief that the Study reduce operational risks by incorporating the use of contract mining, third-party power generation, and other Australian practices;
●	our belief that the 2025 FS demonstrates the opportunity for Mt Todd to deliver attractive economic returns over a 30-year mine life;
●	our estimates of future operating and financial performance;

●	our belief that our working capital as of September 30, 2025 and our cash balance as of December 31, 2025, together with other potential future sources of financing and sales of non-core assets, will be sufficient to fund our currently planned net corporate expenses, Mt Todd holding costs, and other anticipated Mt Todd programs for at least one year from the date of this Current Report on Form 8-K;
●	our belief that the outcome of the remaining Mexico tax case cannot be estimated at this time;
●	our belief that Vista’s long-term viability depends upon our ability to realize value from our principal asset, Mt Todd;
●	our objective to maintain adequate liquidity and minimize dilution as we advance our primary objective to maximize returns to our shareholders by preserving, enhancing, and realizing value from Mt Todd;
●	our estimate that, without taking into consideration the net proceeds from this Offering, Vista will incur approximately $8.7 million in recurring expenditures, including $3.7 million for its Mt Todd site management and environmental stewardship activities, and approximately $1.8 million in non-recurring project program costs, in the ensuing twelve months following September 30, 2025, including upcoming metallurgical evaluations; pre-detailed engineering work recommended in the 2025 FS and water management infrastructure; permit modifications; and ongoing Mt Todd site maintenance costs;

Business and Industry

●	our belief that we may be classified as a PFIC for U.S. federal income tax purposes in the current year and in one or more future tax years;
●	the potential that we may grant stock-based compensation to our directors, officers, employees and consultants; and
●	the potential that future expenditures may be required for compliance with various laws and regulations governing the protection of the environment and our interactions with community stakeholders, among others.

Forward-looking statements and forward-looking information have been based upon a number of estimates and assumptions including material estimates and assumptions related to our current business and operating plans, as approved by the Company’s Board of Directors; our cash and other funding requirements and timing and sources thereof; results of pre-feasibility and feasibility studies, mineral resource and mineral reserve estimates, preliminary economic assessments and exploration activities; advancements of the Company’s required permitting processes; our experience working with regulators; current market conditions and project development plans. The words “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “will,” “may” and similar expressions are intended to identify forward-looking statements and forward-looking information.

These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements and forward-looking information. These factors include risks such as:

Operating Risks

●	feasibility study results and the accuracy of estimates and assumptions on which they are based;
●	mineral resource and mineral reserve estimates, the accuracy of such estimates and the accuracy of sampling and subsequent assays and geologic interpretations on which they are based;
●	technical and operational feasibility and the economic viability of deposits;
●	our ability to obtain, renew or maintain the necessary licenses, authorizations and permits for Mt Todd, including its development plans and operating activities;
●	market conditions supporting a decision to develop Mt Todd;
●	delays in commencement of construction at Mt Todd;
●	our reliance on third-party power generation and contract mining for the construction and operation of Mt Todd;
●	increased costs that affect our operations or our financial condition;
●	delays or disruptions in supply chains;
●	our reliance on third parties to fulfill their obligations under agreements with us;
●	whether projects not managed by us will comply with our standards or meet our objectives;

●	whether our acquisition, exploration and development activities, as well as the realization of the market value of our assets, will be commercially successful and whether any transactions we enter into will maximize the realization of the market value of our assets;
●	the success of any future joint ventures, partnerships and other arrangements relating to our properties;
●	perception of the potential environmental impact of Mt Todd;
●	known and unknown environmental and reclamation liabilities, including reclamation requirements at Mt Todd;
●	impacts of noncompliance with applicable laws, regulations, and standards for operating;
●	potential challenges to the title to our mineral properties;
●	events or changes in conditions may affect land use authorizations;
●	opposition to construction or operation of Mt Todd;
●	future water supply issues at Mt Todd;
●	litigation or other legal claims;
●	environmental lawsuits;

Financial and Business Risks

●	fluctuations in the price of gold;
●	inflation and cost escalation;
●	lack of adequate insurance to cover potential liabilities;
●	the lack of cash dividend payments by us;
●	our history of losses from operations;
●	our ability to attract, retain and hire key personnel;
●	volatility in our stock price and gold equities generally;
●	our ability to consummate a strategic transaction, obtain a development partner, or secure other means of financing for Mt Todd on favorable terms, if at all;
●	our ability to raise additional capital or raise funds from the sale of non-core assets on favorable terms, if at all;
●	general economic conditions adverse to Mt Todd development or operation;
●	the potential acquisition of a control position in the Company for less than fair value as a result of industry consolidation or otherwise;
●	evolving corporate governance and public disclosure regulations;
●	intense competition in the mining industry;
●	tax legislation, rulings, assessments, initiatives, or changes resulting therefrom on domestic and international levels;
●	potential unfavorable outcome of Mexico tax litigation;
●	fluctuation in foreign currency values;
●	our expected status as a PFIC for U.S. federal income tax purposes;
●	cybersecurity breaches that threaten or disrupt our information technology systems;
●	anti-bribery and anti-corruption laws;
●	potential conflicts of interest arising from certain of our directors and officers serving as directors and officers of other companies in the natural resources sector;

Industry Risks

●	inherent hazards of mining exploration, development, and operating activities;
●	a shortage of skilled labor, equipment, and supplies;
●	the accuracy of calculations of mineral reserves and mineral resources and mineralized material and fluctuations therein based on metal prices, estimated costs, recoverability of metal in the mining process, and other relevant factors;
●	changes in environmental regulations to which our exploration and development operations are subject could result in increased operating costs or our ability to operate at all; and
●	changes in greenhouse gas emissions regulations and standards could result in increased operating costs or our ability to operate at all.

For a more detailed discussion of such risks and other important factors that could cause actual results to differ materially from those in such forward-looking statements and forward-looking information, please see “Risk Factors” in our latest filings with the SEC including our Annual Report on Form 10-K. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that these statements will prove to be accurate as actual results and future events could differ materially from those anticipated in the statements. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially adversely affect our business, financial condition, cash flows, and/or future results. Except as required by law, we assume no obligation to publicly update any forward-looking statements and forward-looking information, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP.

Dated: February 25, 2026	By:	/s/ Frederick H. Earnest
Frederick H. Earnest
President and Chief Executive Officer